UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37747	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

437 Madison Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

(212) 328-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2019, Medallion Financial Corp., a Delaware corporation (the “Company”), entered into several Note Purchase Agreements (the “Note Purchase Agreements”) with certain institutional investors relating to the private placement of its $30 million aggregate principal amount of 8.25% Senior Notes due March 22, 2024 (the “Notes”). The Notes mature on March 22, 2024 and bear a fixed interest rate of 8.25% per year. The private placement of the Notes was exempt from registration under the Securities Act of 1933, as amended.

Interest payments on the Notes are payable semiannually on March 22 and September 22 of each year, commencing on September 22, 2019. The Notes are unsecured and unsubordinated obligations of the Company, ranking pari passu in all respects with the Company’s existing and future unsecured and unsubordinated indebtedness. The net proceeds from the sale of the Notes will be used for general corporate purposes, including the repayment of indebtedness.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Note Purchase Agreement, including the form of Note attached thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K,which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which is incorporated herein by reference.

Item 8.01.	Other Events.

On March 26, 2019, the Company issued a press release announcing the Note Purchase Agreements and the Notes issued thereunder. The press release is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

4.1	Form of Note Purchase Agreement, including the form of Note attached thereto.

99.1	Press Release, dated March 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2019

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer